Exhibit 32.2

Certification Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-K of Healthcare Services Group, Inc. (the “Company”) for the year ended December 31, 2010 as filed with the Securities and Exchange commission on the date hereof (the “Report”), I, Richard W. Hudson, Chief Financial Officer and Secretary of the of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d), of the Securities Exchange Act of 1934; and

(2) That information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Richard W. Hudson
Chief Financial Officer
(Principal Financial Officer)
February 18, 2011

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